Exhibit 10.32

                          KEYBANK NATIONAL ASSOCIATION
                             INTERNATIONAL DIVISION
                           LETTER OF CREDIT DEPARTMENT
                              66 SOUTH PEARL STREET
                             ALBANY, NEW YORK 12207

                      IRREVOCABLE TRANSFERRABLE DIRECT PAY
                         LETTER OF CREDIT NO. NSL792132
                                October 10, 1997

Star Bank, N.A.,
    as Trustee under the Trust Indenture
    with the County of Saratoga Industrial
    Development Agency, dated as of
    October 1, 1997
425 Walnut Street, ML 5125
Cincinnati, Ohio 45202-1118

Attention:  Corporate Trust Services

Ladies and Gentlemen:

         At the request and on the instructions of our customer, Spurlock Adhesives, Inc. ("Applicant"), as account party, KeyBank National Association (hereinafter "we" or "our") hereby establishes this Irrevocable Transferrable Direct Pay Letter of Credit ("Letter of Credit") in your favor, not individually, but solely as Trustee (hereinafter "you" or "your") for the benefit of the holders of County of Saratoga Industrial Development Agency Multi-Mode Variable Rate Industrial Development Revenue Bonds (Spurlock Adhesives, Inc. Project), Series 1997A (the "Bonds") issued by County of Saratoga Industrial Development Agency ("Issuer") pursuant to a Trust Indenture, dated as of October 1, 1997, by and between the Issuer and Star Bank, N.A., as Trustee ("Trustee") (the "Indenture"). All capitalized terms used but not defined herein shall have the meanings set forth in the Indenture.

         We hereby irrevocably authorize you to draw on us in accordance with the terms and conditions hereinafter set forth, by one or more sight drafts in the form of Exhibit 1 attached hereto ("Draft(s)"), in an aggregate amount not exceeding $6,180,822, as reduced and reinstated from time to time in accordance with the provisions hereof (the "Stated Amount"), of which an aggregate amount not exceeding (i) $6,000,000 may be drawn with respect to (a) the unpaid principal amount of Bonds Outstanding, whether at maturity, acceleration or upon redemption ("Principal Drawing") or (b) that portion of the Purchase Price corresponding to principal of Bonds Outstanding tendered and not remarketed pursuant to the Indenture ("Bond Purchase Drawing - Principal"); plus (ii) $180,822.00 (computed on the basis of up to one hundred ten (110) days of accrued interest on Bonds Outstanding at an assumed maximum interest rate of ten


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percent  (10%) per annum,  calculated on the basis of a 365 or 366 day year) may be drawn with respect to (a) the payment of up to one hundred ten (110) days accrued interest on Bonds Outstanding ("Interest Drawing") or (b) that portion of the Purchase Price corresponding to interest on Bonds Outstanding tendered and not remarketed pursuant to the Indenture ("Bond Purchase Drawing - Interest), ("Bond Purchase Drawing - Principal" and "Bond Purchase Drawing - Interest" shall be, collectively, "Bond Purchase Drawing").

         Each drawing honored by us shall reduce that portion of the Stated Amount available under this Letter of Credit, subject only to reinstatement with respect to drawings as hereinafter provided.

         The Stated Amount with respect to an Interest Drawing shall be automatically and irrevocably reinstated, effective as of the close of business of the fifth (5th) day after such Interest Drawing, by the amount of a Draft so drawn, so long as you have not received from us, on or before the close of business on the fifth (5th) day after the date of the presentation to us of a Draft, written notice to the effect that an Event of Default under the Letter of Credit Reimbursement Agreement, dated as of October 1, 1997, between Applicant and us ("Reimbursement Agreement"), has occurred, and that the Stated Amount with respect to an Interest Drawing is not being reinstated.

         Upon receipt by us or our agent of Bonds pledged in connection with any Bond Purchase Drawing pursuant to the Pledge and Security Agreement, the Stated Amount shall be automatically and irrevocably reinstated by the amount of such Bond Purchase Drawing.

         The Stated Amount shall be decreased, and not reinstated, from time to time upon payment under this Letter of Credit for the redemption of the Bonds as provided in the Indenture by (i) with respect to principal, the aggregate principal amount of the Bonds so redeemed, and (ii) with respect to interest, the amount that bears the same proportion to $180,822.00 as the amount specified in the immediately preceding clause (i) bears to $6,000,000.

         Each Draft for each drawing under this Letter of Credit must bear on its face the clause "Drawn under KeyBank National Association Letter of Credit No. NSL792132," be dated the Business Day of presentation and be accompanied by
(i) if the drawing being made is a "Bond Purchase Drawing" pursuant to the Indenture, your completed and signed certificate in the form of Exhibit 2 attached hereto, dated the date of the accompanying Draft; or (ii) if the drawing being made is a "Principal Drawing" or an "Interest Drawing," your completed and signed certificate in the form of Exhibit 3 attached hereto, dated the date of the accompanying Draft. Presentation of Draft(s) and such certificates shall be made at our office specified above or at any other office as may be designated by us by written notice delivered to you via delivery in person, registered mail, certified mail return receipt requested or facsimile transmission (518) 487-4998 with a cover letter expressly stating that originals of the facsimile transmission will be delivered by nationally recognized overnight courier. If you draw on this Letter of Credit at or prior to 11:00 a.m., New York time, on a Business Day, and provided that such drawing

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conforms  to the  terms  and  conditions  hereof,  we shall  pay you the  amount
specified,   on  the  next  Business  Day,  in  accordance   with  your  payment
instructions provided, however, if a drawing is presented prior to 11:00 am to pay the Purchase Price of Bonds which have not been remarketed, and provided that such drawing conforms to the terms and conditions hereof, we shall pay you the amount specified, on such Business Day. For purposes of this Letter of Credit, a Business Day shall mean any day of the year other than (i) a Saturday of a Sunday, or (ii) any day on which banks located in the State of New York or in the cities in which your principal corporate trust office or our office at which demands for payment under this Letter of Credit are to be presented are required or authorized by law to remain closed, or (ii) any day on which the New York Stock Exchange is closed.

         This Letter of Credit shall automatically terminate at our aforesaid address on the close of business on the first to occur of the following dates ("Termination Date"): (i) the Stated Expiration Date or (ii) the date of the receipt by us of the Letter of Credit and a certificate signed by the Trustee and Applicant that none of the Bonds are Outstanding under the Indenture and the Indenture has been discharged in accordance with its terms, or (iii) the date of receipt by us of the Letter of Credit and a certificate signed by an officer of the Trustee and an authorized representative of Applicant stating that an Alternate Credit Facility in substitution for the Letter of Credit has been accepted by the Trustee and is in effect, or (iv) the date on which the final drawing available under this Letter of Credit is honored by us. The Stated Expiration Date shall be October 17, 2002 and may be extended by us in our discretion at any time or from time to time, by amendment in writing with written notice of such amendment to you (with copies to the Applicant, the Issuer and the Remarketing Agent) no less than 45 days prior to the Stated Expiration Date, specifying a new Stated Expiration Date.

         If a drawing by you hereunder does not, in any instance, conform to the terms and conditions of this Letter of Credit, we shall give you immediate notice that the purported drawing was not effected in accordance with the terms and conditions of this Letter of Credit, stating the reasons therefor and that we are holding the documents at your disposal or are returning the same to you, as we may elect. Upon being notified that the purported drawing was not effected in accordance with this Letter of Credit, you may attempt to correct any such nonconforming drawing if, and to the extent that, you are entitled (without regard to the provisions of this sentence) and able to do so.

         All payments by us hereunder will be with our own funds.

         This Letter of Credit sets forth in full the terms of our undertaking, and such undertaking shall not in any way be modified, amended, amplified or limited by reference to any document, instrument or agreement referred to herein or in which this Letter of Credit is referred to or to which this Letter of Credit relates, except for the certificates referred to herein (Exhibits 2 and 3) and, for the purpose of certain definitions, the Indenture, and any such reference shall not be deemed to incorporate herein by reference, any document, instrument or agreement except for such certificates and definitions.


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         This Letter of Credit is transferable in its entirety (but not in part)
to any transferee within the United States who has succeeded you as Trustee under the Indenture. Transfer of the amount available under this Letter of Credit to such Transferee shall be effected by the presentation to us of this Letter of Credit accompanied by a certificate in the form of Exhibit 4 attached hereto, and unless this Letter of Credit is so presented to us, we shall have no obligation hereunder to any Transferee. Upon such transfer, we will either reissue this Letter of Credit in the maximum amount then available hereunder or otherwise amend this Letter of Credit to reflect such maximum amount then available.

         Only you (or a transferee as permitted by the terms of this Letter of Credit) may make a drawing under this Letter of Credit.

         This Letter of Credit is issued under and shall be governed by the express terms of the Uniform Customs and Practice for Documentary Credits (1993 Rev.) International Chamber of Commerce Publication No. 500, as may be amended from time to time, and, to the extent not inconsistent therewith, the Uniform Commercial Code as in effect (together with all revisions and amendments) in the State of New York.

         Communications and notices with respect to this Letter of Credit shall be in writing and shall be addressed to us at our office specified above specifically referring to the letter of credit number of this Letter of Credit, and shall be addressed to you at your address specified above.

         We hereby agree with the drawer that each Draft drawn under and in compliance with the terms of this Letter of Credit will be duly honored on delivery of documents as specified herein if presented at our office indicated above on or before the Termination Date.

                                       Very truly yours,

                                       KEYBANK NATIONAL ASSOCIATION


                                       By: /s/ Richard C. Van Auken
                                          --------------------------------------
                                       Title: Senior Banker


                                       By: /s/
                                          --------------------------------------
                                       Title: Vice President

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                                    EXHIBIT 1

                                   SIGHT DRAFT


U.S. $                                                      City:_______________
                                                           State:_______________
                                                            Date:_______________

For Value Received

Pay at sight
to______________________________________________________________________________
________________________________________________________________________________
U.S. Dollars.

         Drawn  under  KeyBank  National  Association,   Letter  of  Credit  No.
NSL792132, dated October 10, 1997.

             To:  KeyBank National Association
                  66 South Pearl Street
                  Albany, New York 12207
                  Attention: International Division, Letter of Credit Department
                  Facsimile: (518) 487-4998

         The signature below constitutes an endorsement of this Sight Draft.

                                Star Bank, N.A.,
                                as Trustee


                                By:___________________________________
                                       Authorized Trust Officer




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                                    EXHIBIT 2

           CERTIFICATE FOR PURCHASE OF BONDS OUTSTANDING TENDERED FOR
         PURCHASE PURSUANT TO THE TRUST INDENTURE OF COUNTY OF SARATOGA
             INDUSTRIAL DEVELOPMENT AGENCY MULTI-MODE VARIABLE RATE
         INDUSTRIAL DEVELOPMENT REVENUE BONDS (SPURLOCK ADHESIVES, INC.
          PROJECT), SERIES 1997A UNDER LETTER OF CREDIT NO. NSL792132.

         Any capitalized term used, but not defined herein, shall have its respective meaning as set forth in the Letter of Credit referred to above.

         The undersigned, a duly authorized trust officer of _________________, as Trustee under the Indenture (the "Trustee") hereby certifies to KeyBank National Association, as issuer of the Letter of Credit referred to above (the "Bank"), that:

         (1) The Trustee is the Trustee under the Indenture for the holders of the Bonds.

         (2) The Trustee is making a drawing under the Letter of Credit in the amount of (i) $ __________ with respect to payment of the principal portion of, and (ii) $_________ with respect to payment of the interest portion of, the Purchase Price of Bonds tendered but not remarketed, or for which remarketing proceeds have not been received, pursuant to the Indenture.

         (3) The amount of the Draft accompanying this Certificate* does not exceed the Stated Amount in respect of principal or interest as set forth in this Certificate.

         (4) The amount of the Draft accompanying this Certificate was computed in accordance with the terms and conditions of the Bonds and the Indenture.

         (5) The Letter of Credit referred to above has not expired pursuant to its terms.

         IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate, dated the date of the accompanying Draft, to wit, the ____ day of _________, 19__.

                                          [NAME OF TRUSTEE]


                                          By:________________________________
                                                 [Name and Title]

         * Trustee shall send a copy of each certificate to Applicant at the address specified in the Reimbursement Agreement.


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                                    EXHIBIT 3

CERTIFICATE FOR PAYMENT OF PRINCIPAL OR INTEREST ON COUNTY OF SARATOGA INDUSTRIAL DEVELOPMENT AGENCY MULTI-MODE VARIABLE RATE INDUSTRIAL DEVELOPMENT REVENUE BONDS (SPURLOCK ADHESIVES, INC. PROJECT), SERIES 1997A UNDER LETTER OF CREDIT NO. NSL792132.

         Any capitalized term used, but not defined herein, shall have its respective meaning as set forth in the letter of Credit referred to above.

         The undersigned, a duly authorized trust officer of the Trustee under the Indenture (the "Trustee"), hereby certifies to KeyBank National Association, as issuer of the Letter of Credit referred to above (the "Bank"), that:

         (1) The Trustee is the Trustee under the Indenture for the holders of the Bonds.

         (2) [Complete the applicable Section(s) below and strike or delete the inapplicable Sections]

         A. Periodic Interest Drawing. The amount of the Interest Drawing is $________, which equals the amount of interest on the Bonds which is due and payable with Letter of Credit proceeds on the same date as the date of the Draft accompanying this Certificate.

         B. Default Interest Drawing. An Event of Default as defined in the Indenture has occurred, and the amount of the Interest Drawing of $_________, is the maximum amount permitted under the Letter of Credit for the payment of interest on Bonds Outstanding on the same date as the date of the Draft accompanying this Certificate.

         C. Periodic Principal Drawing. The amount of the Principal Drawing is $__________, which equals the amount of principal of the Bonds which is due and payable on the same date as the date of the Draft accompanying this Certificate.

         D. Default Principal Drawing. An Event of Default as defined in the Indenture has occurred, and the amount of Principal Drawing of $_________, is the amount of the principal of the Bonds, which is due and unpaid as of the date of the Draft accompanying this Certificate.

         (3) The amount of the Draft accompanying this Certificate* does not exceed the Stated Amount with respect to the drawings of principal or interest, as set forth in this Certificate.

         (4) The amount of the Draft accompanying this Certificate was computed in accordance with the terms and conditions of the Bonds and the Indenture.

         (5) The Letter of Credit referred to above has not expired pursuant to its terms.



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         IN WITNESS  WHEREOF,  the  Trustee  has  executed  and  delivered  this
Certificate, dated the date of the accompanying Draft, to wit, the ____ day of _________, 19__.

                                       [NAME OF TRUSTEE]


                                       By:_________________________________
                                                [Name and Title]

* Trustee shall send a copy of each certificate to Applicant at the address specified in the Reimbursement Agreement.




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                                    EXHIBIT 4

                              TRANSFER CERTIFICATE

                                                           Date:________________

KEYBANK NATIONAL ASSOCIATION
66 South Pearl Street
Albany, New York 12207

Attention:   International Division, Letter of Credit Department

       Re:   Irrevocable Transferrable Direct Pay Letter of Credit No. NSL792132

Ladies and Gentlemen:

         For value received, the undersigned beneficiary hereby irrevocably transfers to the following "Transferee":

                              (Name of Transferee)
                                   [Address:]

all rights of the undersigned beneficiary to draw under the above Letter of Credit in its entirety. The Transferee has succeeded the undersigned as Trustee under the Indenture (as defined in the Letter of Credit).

         By this transfer, all rights of the undersigned beneficiary in the Letter of Credit are transferred to the Transferee and the Transferee shall have the sole rights as beneficiary thereof, including sole rights relating to any amendments of the Letter of Credit, whether increases in the amount to be drawn thereunder, or extensions of the Stated Expiration Date thereof, or other amendments, and whether such amendments now exist or are made after the date hereof. All amendments are to be advised direct to the Transferee without necessity of any consent of or notice to the undersigned beneficiary.

         The undersigned hereby certifies that the Transferee has become successor Trustee under the Trust Indenture dated as of October 1, 1997, between the undersigned and the County of Saratoga Industrial Development Agency (the "Issuer"), relating to the Issuer's Multi-Mode Variable Rate Industrial Development Revenue Bonds (Spurlock Adhesives, Inc. Project), Series 1997A (the "Bonds") and has accepted such appointment in writing.

         The original of the Letter of Credit is returned herewith and in accordance therewith we ask you to endorse the within transfer on the reverse thereof, and forward it directly to the Transferee with your customary notice or issue a replacement letter of credit to the Transferee as provided therein.

                                          Very truly yours,


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                                          ____________________________________
                                          SIGNATURE AUTHENTICATED, as
                                          Trustee

We certify that we have succeeded as Trustee under the Indenture (as defined in the Letter of Credit).


Name:
(Bank)
Title:
(Authorized Officer)


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